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                                                                      EXHIBIT 21

       PG&E CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY SUBSIDIARIES

                                                                                            JURISDICTION OF
SUBSIDIARY OR AFFILIATE NAME                                                                   FORMATION
1989 Oakland Housing Partnership Associates, L.P.                                                  CA
1992 Oakland Regional Housing Partnership Associates, a California Limited Partnership             CA
1994 Oakland Regional Housing Partnership Associates, a California Limited Partnership             CA
201 Turk Street, L.P.                                                                              CA
Alaska Gas Exploration Associates                                                                  CA
Alhambra Pacific Joint Venture                                                                     CA
Altresco, Inc.                                                                                     CO
Aplomado Power Corporation                                                                         CA
Athens Generating Company, L.P.                                                                    DE
Attala Generating Company, LLC                                                                     DE
Attala Power Corporation                                                                           DE
Badger Generating Company, LLC                                                                     DE
Badger Power Corporation                                                                           DE
Balch 1 and 2 Project LLC                                                                          CA
Barakat & Chamberlin, Inc.                                                                         CA
Battle Creek Project LLC                                                                           CA
Beale Generating Company                                                                           DE
Beech Power Corporation                                                                            DE
Berkshire Feedline Acquisition Limited Partnership                                                 MA
Berkshire Pittsfield, Inc.                                                                         CO
Black Hawk III Power Corporation                                                                   CA
Black Hawk Power Corporation                                                                       CA
Bluebonnet Generating Company, LLC                                                                 DE
Bluebonnet Power Corporation                                                                       DE
BPS I, Inc.                                                                                        CA
Buckeye Power Corporation                                                                          DE
Bucks Creek Project LLC                                                                            CA
Calaska Energy Company                                                                             CA
Carneys Point Generating Company                                                                   DE
Cedar Bay Cogeneration, Inc.                                                                       DE
Cedar Bay Generating Company, Limited Partnership                                                  DE
Chambers Cogeneration, Limited Partnership                                                         DE
Chico Commons, a California Limited Partnership                                                    CA
Chili Bar Project LLC                                                                              CA
Citrus Generating Company, L.P.                                                                    DE
Clearfield Properties, Inc.                                                                        DE
Colstrip Energy, Limited Partnership                                                               MT
Conaway Conservancy Group Joint Venture                                                            Yolo County, CA
Conaway Ranch Company, The                                                                         CA
Cooper's Hawk Power Corporation                                                                    CA
Covert Generating Company, LLC                                                                     DE
Covert Power Corporation                                                                           DE
Crane Valley Project LLC                                                                           CA
DeSabla-Centerville Project LLC                                                                    CA
Diablo Canyon LLC                                                                                  CA

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
                                                                                            JURISDICTION OF
SUBSIDIARY OR AFFILIATE NAME                                                                   FORMATION
Dispersed Gen Properties, LLC                                                                      DE
Dispersed Generating Company, LLC                                                                  DE
Dispersed Power Corporation                                                                        DE
DPR, Inc.                                                                                          CA
Drum-Spaulding Project LLC                                                                         CA
Eagle Power Corporation                                                                            CA
Electric Generation LLC                                                                            CA
Elm Power Corporation                                                                              DE
Energy Services Ventures, Inc.                                                                     DE
ETrans LLC                                                                                         CA
Eucalyptus Power Corporation                                                                       DE
Eureka Energy Company                                                                              CA
Falcon Power Corporation                                                                           CA
Fellows Generating Company, L.P.                                                                   DE
First Arizona Land Corporation                                                                     DE
First California Land Corporation                                                                  DE
First Massachusetts Land Company, LLC                                                              DE
First Oregon Land Corporation                                                                      DE
Fuelco LLC                                                                                         DE
Gannet Power Corporation                                                                           CA
Garnet Power Corporation                                                                           DE
Gas Transmission Corporation                                                                       CA
Gas Transmission Holdings Corporation                                                              CA
Gas Transmission Northwest Corporation                                                             CA
Gas Transmission Service Company, LLC                                                              DE
Gator Generating Company, L.P.                                                                     DE
GenHoldings I, LLC                                                                                 DE
Gilia Enterprises                                                                                  CA
Goose Lake Generating Company, LLC                                                                 DE
Goose Lake Power Corporation                                                                       DE
Granite Generating Company, L.P.                                                                   DE
Granite Water Supply Company, Inc.                                                                 DE
Gray Hawk Power Corporation                                                                        DE
GTN Holdings LLC                                                                                   DE
GTrans LLC                                                                                         CA
Haas-Kings River Project LLC                                                                       CA
Hamilton Branch Project LLC                                                                        CA
Harlan Power Corporation                                                                           CA
Harquahala Generating Company, LLC                                                                 DE
Harquahala Power Corporation                                                                       DE
Hat Creek 1 and 2 Project LLC                                                                      CA
Helms Project LLC                                                                                  CA
Hermiston Generating Company, L.P                                                                  DE
Heron Power Corporation                                                                            CA
Indian Orchard Generating Company, Inc.                                                            DE
Indiantown Cogeneration Funding Corporation                                                        DE
Indiantown Cogeneration, L.P.                                                                      DE
Indiantown Project Investment Partnership, L.P.                                                    DE

                                                                                            JURISDICTION OF
SUBSIDIARY OR AFFILIATE NAME                                                                   FORMATION
Iroquois Gas Transmission System, L.P.                                                             DE
Iroquois Pipeline Investment, LLC                                                                  DE
J. Makowski Associates, Inc.                                                                       MA
J. Makowski Pittsfield, Inc.                                                                       DE
J. Makowski Services, Inc.                                                                         DE
Jaeger Power Corporation                                                                           CA
JMC Altresco, Inc.                                                                                 CO
JMC Iroquois, Inc.                                                                                 DE
JMC Selkirk Holdings, Inc.                                                                         DE
JMC Selkirk, Inc.                                                                                  DE
JMCS I Holdings, Inc.                                                                              DE
JMCS I Management, Inc.                                                                            DE
Juniper Power Corporation                                                                          DE
Kentucky Hydro Holdings, LLC                                                                       DE
Kerckhoff 1 and 2 Project LLC                                                                      CA
Kern Canyon Project LLC                                                                            CA
Keystone Cogeneration Company, L.P.                                                                DE
Keystone Urban Renewal Limited Partnership                                                         DE
Kilarc-Cow Creek Project LLC                                                                       CA
La Paloma Generating Company, LLC                                                                  DE
La Paloma Power Corporation                                                                        DE
Lake Road Generating Company, L.P.                                                                 DE
Lake Road Power I, LLC                                                                             DE
Lake Road Power II, LLC                                                                            DE
Larkspur Power Corporation                                                                         DE
Leechburg Properties, Inc.                                                                         DE
Liberty Generating Company, LLC                                                                    DE
Liberty Generating Corporation                                                                     DE
Liberty Urban Renewal, LLC                                                                         DE
Logan Generating Company, L.P.                                                                     DE
Long Creek Generating Company, LLC                                                                 DE
Long Creek Power Corporation                                                                       DE
Loon Power Corporation                                                                             DE
Madison Wind Power Corporation                                                                     DE
Madison Windpower LLC                                                                              DE
Magnolia Power Corporation                                                                         DE
Mantua Creek Generating Company, L.P.                                                              DE
Mantua Creek Urban Renewal, L.P.                                                                   DE
Marengo Ranch Joint Venture                                                                        Sacramento
                                                                                                   County, CA
Mason Generating Company                                                                           DE
MASSPOWER                                                                                          MA
MASSPOWER, L.L.C.                                                                                  DE
McCloud-Pit Project LLC                                                                            CA
McSweeney Ranch Joint Venture                                                                      Yolo County, CA
Meadow Valley Generating Company, LLC                                                              DE
Meadow Valley Power Corporation                                                                    DE
Merced Falls Project LLC                                                                           CA

                                                                                            JURISDICTION OF
SUBSIDIARY OR AFFILIATE NAME                                                                   FORMATION
Merlin Power Corporation                                                                           CA
Merritt Community Capital Fund V, L.P.                                                             CA
MidColumbia Generating Company, LLC                                                                DE
MidColumbia Power Corporation                                                                      DE
Millennium Power Partners, L.P.                                                                    DE
Miocene Project LLC                                                                                CA
Mokelumne River Project LLC                                                                        CA
Morro Bay Mutual Water Company                                                                     CA
Morrow Generating Company, LLC                                                                     DE
Morrow Power Corporation                                                                           DE
Moss Landing Mutual Water Company                                                                  CA
Narrows Project LLC                                                                                CA
National Energy & Gas Transmission, Inc.                                                           DE
National Energy Construction Company, LLC                                                          DE
National Energy Generating Company, LLC                                                            DE
National Energy Generating Holdings, Inc.                                                          DE
National Energy Generating Services, LLC                                                           DE
National Energy Holdings Corporation                                                               CA
National Energy Power Company, LLC                                                                 DE
Natural Gas Corporation of California                                                              CA
NEGT Acquisition Company, LLC                                                                      DE
NEGT Construction Agency Services I, LLC                                                           DE
NEGT Construction Agency Services II, LLC                                                          DE
NEGT Construction Finance Company, LLC                                                             DE
NEGT Energy Company, LLC                                                                           DE
NEGT Energy Trading - Gas Corporation                                                              CA
NEGT Energy Trading Holdings Corporation                                                           CA
NEGT Energy Trading Holdings, LLC                                                                  DE
NEGT Energy Trading Power - L.P.                                                                   DE
NEGT Enterprises, Inc.                                                                             CA
NEGT ET Investments Corporation                                                                    DE
NEGT ET Synfuel #2, LLC                                                                            DE
NEGT ET Synfuel 166, LLC                                                                           DE
NEGT Generating New England, Inc.                                                                  DE
NEGT Generating New England, LLC                                                                   DE
NEGT International Development Holdings, LLC                                                       DE
NEGT International, Inc.                                                                           CA
NEGT Management Services Company                                                                   CA
NEGT Overseas, Inc.                                                                                CA
NEGT Services Company, LLC                                                                         DE
New Athens Generating Company, LLC                                                                 DE
New Covert Generating Company, LLC                                                                 DE
New Harquahala Generating Company, LLC                                                             DE
New Millennium Generating Company, LLC                                                             DE
Newco Energy Corporation                                                                           CA
NGC Production Company                                                                             CA
North Baja Pipeline, LLC                                                                           DE
Northampton Fuel Supply Company, Inc.                                                              DE

                                                                                            JURISDICTION OF
SUBSIDIARY OR AFFILIATE NAME                                                                   FORMATION
Northampton Generating Company, L.P.                                                               DE
Northampton Water Supply, Inc.                                                                     DE
Oat Creek Associates Joint Venture                                                                 Yolo County, CA
Okeechobee Generating Company, LLC                                                                 DE
Okeechobee Power Corporation                                                                       DE
Okeelanta Power Limited Partnership                                                                DE
Orchard Gas Corporation                                                                            DE
Osprey Power Corporation                                                                           CA
Otay Mesa Power Corporation                                                                        DE
Pacific California Gas System, Inc.                                                                CA
Pacific Conservation Services Company                                                              CA
Pacific Energy Fuels Company                                                                       CA
Pacific Gas and Electric Company                                                                   CA
Pacific Gas and Electric Housing Fund Partnership, L.P.                                            CA
Pacific Gas Properties Company                                                                     CA
Pacific Gas Transmission Company                                                                   CA
Pacific Gas Transmission International, Inc.                                                       CA
Pacific Properties                                                                                 CA
Pacific Venture Capital, LLC                                                                       DE
Parkhill Energy Management Ltd.                                                                    Alberta, Canada
Peach I Power Corporation                                                                          DE
Peach IV Power Corporation                                                                         DE
Peak Power Generating Company, Inc.                                                                CA
Pelican Power Corporation                                                                          CA
PentaGen Investors, L.P.                                                                           DE
Peregrine Power Corporation                                                                        CA
PG&E CalHydro, LLC                                                                                 CA
PG&E Capital II                                                                                    DE
PG&E Capital III                                                                                   DE
PG&E Capital IV                                                                                    DE
PG&E Capital, LLC                                                                                  DE
PG&E Corporation                                                                                   CA
PG&E Corporation Australia Pty Ltd. (in process of liquidation)                                    Australia
PG&E Corporation Australian Holdings Pty Ltd. (in process of liquidation)                          Australia
PG&E Corporation Support Services, Inc.                                                            DE
PG&E Energy Trading Australia Pty Ltd. (in process of liquidation)                                 Australia
PG&E Funding LLC                                                                                   DE
PG&E Holdings, LLC                                                                                 DE
PG&E National Energy Group, LLC                                                                    DE
PG&E Operating Services Company                                                                    CA
PG&E Overseas Holdings I, Ltd.                                                                     Cayman Islands
PG&E Overseas Holdings II, Ltd.                                                                    Cayman Islands
PG&E Strategic Capital, Inc.                                                                       DE
PG&E Telecom Holdings, LLC                                                                         DE
PG&E Telecom, LLC                                                                                  DE

                                                                                            JURISDICTION OF
SUBSIDIARY OR AFFILIATE NAME                                                                   FORMATION
PG&E Ventures ePro, LLC                                                                            DE
PG&E Ventures, LLC                                                                                 DE
Phoenix Project LLC                                                                                CA
Pit 1 Project LLC                                                                                  CA
Pit 3, 4 and 5 Project LLC                                                                         CA
Pittsfield Generating Company, L.P.                                                                DE
Pittsfield Partners, Inc.                                                                          CO
Plains End, LLC                                                                                    DE
Plover Power Corporation                                                                           CA
Poe Project LLC                                                                                    CA
Potter Valley Project LLC                                                                          CA
Power Services Company                                                                             CA
Properties Holdings, LLC                                                                           DE
PTP Services, LLC                                                                                  DE
PTTP Services LLC                                                                                  CA
Quantum Ventures                                                                                   CA
Raptor Holdings Company                                                                            CA
Rock Creek-Cresta Project LLC                                                                      CA
Rocksavage Services I, Inc.                                                                        DE
San Gorgonio Power Corporation                                                                     DE
Schoolhouse Lane Apartments L.P.                                                                   CA
Scrubgrass Generating Company, L.P.                                                                DE
Scrubgrass Power Corp.                                                                             PA
Selkirk Cogen Funding Corporation                                                                  DE
Selkirk Cogen Partners, L.P.                                                                       DE
Spencer Station Generating Company, L.P.                                                           DE
Spencer Station Power Corporation                                                                  DE
Spring-Gap Stanislaus Project LLC                                                                  CA
Spruce Limited Partnership                                                                         DE
Spruce Power Corporation                                                                           DE
Standard Pacific Gas Line Incorporated                                                             CA
Stanfield Hub Services, LLC                                                                        WA
TES LLC                                                                                            CA
Topaz Power Corporation                                                                            DE
Toyan Enterprises                                                                                  CA
Tule River Project LLC                                                                             CA
U.S. Operating Services Holdings, Inc.                                                             CA
Umatilla Generating Company, L.P.                                                                  DE
Upper NF Feather River Project LLC                                                                 CA
USG Services Company, LLC                                                                          DE
USGen Holdings, Inc.                                                                               DE
USGen New England, Inc.                                                                            DE
USGen Services Company, LLC                                                                        DE
USOSC Holdings, Inc.                                                                               DE
Valley Real Estate, Inc.                                                                           CA
Virtual Credit Services, LLC                                                                       DE
White Pine Generating Company, LLC                                                                 DE